Exhibit 10.30

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT A

Scope of Work (SOW)

Scope of Work

P-10558-01

Scope of Work for Cleanroom 3 Use and Customization/Expansion of Cleanroom Space

(January 1st, 2022 to March 31st 2023)

P:01532524.1:74232.001

Section 1 - Background/Scope

Azzur Cleanrooms On Demand (“COD”) facilities are designed for clients to utilize controlled clean areas and services related to early phase cGMP manufacturing. This Scope of Work (“SOW”) is for 15 months, subject to terms and conditions specified in the LICENSE AND SERVICES AGREEMENT, of cleanroom use (“CR3”) and support related services at the COD facility located at 411 Waverley Oaks Rd., #126, Waltham, MA 02452.  This SOW replaces P-9717 for the duration of January 2022 to March 2023.  This SOW is entered into by and COD (“Licensor”) and Synlogic (“Licensee”) effective as of the approval date of this SOW. Upon execution of this SOW, this SOW will be incorporated into a mutually approved License and Services Agreement (“LSA”) that contains additional terms and conditions of the COD Cleanrooms and support services use.

A Purchase Order (“PO”) for the license fees for the duration of 15 months and the first monthly pre-payment of the license fees, as identified this SOW, will be due no later than 30 days after the execution of this SOW and the related LSA.

Section 2 – License and Technical Requirements

Commencing on the Effective Date and subject to the terms and conditions of the LSA, Licensor grants to Licensee a license to access and use the cleanroom with specification described in Section 3. Licensor will provide the support services described in this Section 3 using Licensor personnel. Licensor personnel will perform the services in a timely, professional and workmanlike manner and in accordance with all applicable laws, regulations and guidelines. Licensor will maintain all permits, licenses or other approvals necessary for the operation of the Cleanroom in accordance with the requirements set forth herein. Specifically, Licensor will perform Services in accordance with the following:

Licensor personnel will be experienced with FDA facility compliance expectations. Licensor has based this Statement of Work upon the following documents.

•	Code of Federal Regulations Title 21 Part 210 – Current Good Manufacturing Practice in the Manufacturing, Processing, Packing, or Holding of Drugs; General
•	Code of Federal Regulations Title 21 Part 211 – Current Good Manufacturing Practice for Finished Pharmaceutical
•	ISPE Good Practice Guide – Science and Risk-Based Approach for the Delivery of Facility

Systems and Equipment
•	ISPE Good Practice Guide – Good Engineering Practices
•	PDA Technical Report 56 – Application of Phase Appropriate Quality System and cGMP to the Development of Therapeutic Protein Drug Substance

Licensee personnel using the classified areas are to be trained on Licensor SOPs on gowning, personnel movement, material control, gowning training, safety training etc.

Section 3 – Detailed Scope

This SOW provides details of the licensed cleanroom space, office space, support services and the related inclusions.

a)	Cleanroom
•

Dedicated CR3 cleanroom space and expanded space (upon completion of customization project) for a duration of 15 months with a start date of January 2022, with an option to extend through Q2 2023. Licensee must notify Azzur of extension per the terms of the LSA agreement.

o	All entry/exit door to controlled or classified spaces will be access controlled via badge access and security controls
o	Cleanroom entry/exit doors will be interlocked with access only to Licensee and Licensor personnel.
o	Room differential pressures which will meet ISO 7 classification in the core.
o	Room differential pressures which will meet ISO 8 classification in the gown-in and gown-out areas.
o	Temperature specification range of [***] °C with operational control of [***]°C
o	Differential pressure, temperature and humidity will be continually monitored and alarmed

Remote alarm management is performed by Licensor.

o

The ISO 7 core will be furnished with a Biosafety Cabinet (ISO 5), two 6 ft. stainless steel tables and associated chairs. Additional room furnishings can be installed upon request, the costs for which are not included in this SOW.

•	Qualified ISO5 BSC in the cleanroom
o	On-going BSC certification/maintenance

NOTE: BSC cleaning and disinfection during routine use is Licensee’s responsibility.

•	Cleanroom Cleaning
o	Weekly – Horizontal and vertical surfaces including wiped using IPA, floors vacuumed and mopped using the latest version of the following approved cleaning solution ([***]).

o	Monthly – Same as weekly cleaning followed by second cleaning using approved cleaning solution on all surfaces ([***]).
o	Quarterly (once every 3 months) – Same as monthly cleaning ([***]).

NOTE: Changes in cleaning regimen including type of agents and frequency as well as enhanced cleaning for changeover can be implemented, the costs for which are not included in this SOW.

•	Routine Environmental Monitoring (EM)
o	Weekly TAP, Viable Air and Surface Monitoring
o	Data review and quality support (in-case of any deviation)
o	Trending and reporting of EM data on a periodic basis

NOTE: Changes in environmental monitoring including additional in-process monitoring costs are included in Table 4 of this SOW.

•	Access to consumable including gowning materials, cleaning supplies (wipes, alcohol) and dry ice. Licensor personnel will stock and re-stock such materials on a routine basis.
b)	Facility Infrastructure/ Quality Management (Licensor owned assets)
•	Security and access control for cGMP areas. Issuance and management of badges.
•	Back-up power for entire facility with all controlled assets (both Licensor and client owned*)
•	Pest control, housekeeping and non-gmp cleaning
•	Waste removal and disposal (Biological, Hazardous, Non-Hazardous)
•	Licensor owned asset management including installation, calibration, qualification, routine monitoring, maintenance, alarm management and documentation.
•	Quality management of all Licensor owned assets including incident management.

* Client [***] will not be powered by the Back-Up Emergency Power Generators.

c)

Material Storage for 15 months in Licensor owned assets in dedicated qualified, controlled, monitored and maintained environments in the following Standard Minimum Units (SMU) monthly amounts.  The monthly SMU amounts are determined based on the usage rates in 2020.

•	[***] ambient pallets
•	[***] ([***] ˚C) or equivalent controlled storage space
•	[***] ([***] ˚C) or equivalent controlled storage space
•	[***] ([***] ˚C)

d)	Personnel Support (180 hrs per month)
•	Materials management including receipt, inspection, labeling, inventory management, segregation, movement, staging/kitting and raw materials quality release based on CofA.
•	Routine project meetings for scheduling, reporting, budget updates and issue resolution.
•	On-site support on an on-going basis.
•	Coordination/scheduling of shipment pickup and drop-off activities, packaging and labeling of samples, product shipments etc. Reconciliation of temperature monitors used for shipments.
•	Standard hours of support are Monday-Friday 0700-1900. Off-hour support must be coordinated with Facility management.

e)	Dedicated office space for Licensee personnel with access to telephone, printer/scanner, wireless internet, television/Monitor, office supplies and cafeteria.

Section 4 – Fees

a)	License Fee

The License Fee will be pre-paid on a monthly basis and includes items listed under the relevant category in Table 1 below. A monthly Variable Budget for support services overage compared to SMU amounts and out of scope activities has been established at $[***] per month. Specifically, the variable budget will cover the following known items, as needed:

●	[***]
●	[***]
●	[***]

Table 4 below shows the costs related to support services for monthly overages and other services to be covered by the Variable Budget, if required. Note that the unit costs of overages are higher than unit costs included in the License Fees as unplanned activities result in additional costs such as offsite storage, material movement and personnel time.

Table 1: 2021 Project Costs
Item Description	# of Units/month	Unit Cost in 2021 Per existing SOW	Monthly Cost in 2021
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Personnel Support*	[***]	[***]	[***]
Consumables*	[***]	[***]	[***]
Monthly Totals		[***]
Variable Budget	[***]	[***]	[***]

Table 2: 2022 Project Costs During Facility Customization Project
Item Description	# of Units/ month	Monthly Cost in Q1 2022
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Consumables	[***]	[***]
Monthly Totals		[***]
Variable Budget		[***]
Table 3: Project Costs Post Facility Upgrade
Item Description	# of Units/ month	2022 Monthly Costs After Upgrade	2023 Monthly Costs
Current Cleanroom 2022 SOW Pricing	[***]	[***]	[***]
Expanded Cleanroom Space	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
Personnel Support*	[***]	[***]	[***]
Material Management Warehouse Movement	[***]	[***]	[***]
Consumables	[***]	[***]	[***]
Monthly Totals		[***]	[***]
Variable Budget		[***]	[***]
Table 4: Overage/Other Costs
Type	Unit Cost
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Materials Management Warehouse Movement	[***]
3rd party costs	[***]
Personnel Support	[***]
Enhanced EM*	[***]
Personnel Training	[***]
Non – Standard Business Hour Support	[***]

b)	Facility Customization

COD (“Licensor”)  has agreed to perform facility customizations upgrades on behalf of Synlogic (“Licensee”)

for $650,000.00. [***]% Payment upon agreement and [***]% payment upon turnover of the completed space, subject to Section 6, below.

Facility Customization project and Payment Terms will be outlined in separate scope of work P-10558-02.

Section 5 – Payments and Invoicing

All invoices are due net +30 days from the invoice date. Fixed amounts for the monthly License Fee   will be generated at the start of each month. Monthly invoices for variable amounts will be generated out at the end of each month, if required based on actual usage.

The total amount for CR3 use and related services for 15 months starting January 2022 to March 2023 is $2,271,699.  In addition, the variable budget of $[***]/month, total amount $150,000 will also be required.  A Purchase Order (“PO”) for the total amount is required for the reservation of the cleanroom and related services specified in this SOW.

Section 6 – Timing

In accordance with the facility customization and build-out schedule (“Facility Customization”) in Appendix 1, COD shall complete Facility Customization no later than [***].  COD acknowledges and agrees that time is of the essence in the completion of the Facility Customization. COD shall use its best efforts to ensure that Facility Customization is completed by [***], and represents and warrants that it is not aware of any fact or circumstance that would delay completion of Facility Customization after this date.  [***].

Section 7 – Approvals

SOW Generated by (COD):

/s/ Joseph Sollecito

Date: 21JAN2022

Name: Joseph Sollecito, Senior Director Azzur Cleanrooms on Demand-Boston

Email: Joseph.Sollecito@Azzur.com

SOW Accepted by (Synlogic):

/s/ Gregg Beloff

NAME:  Gregg Beloff

TITLE: Chief Financial Officer

DATE: 1/21/22

Appendix 1 – Facility Customization Schedule:

[***]